Exhibit 99.1

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State Concentration                         #           Balance           %
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Alabama                                     7           458,308           0.07
Alaska                                      2            84,198           0.01
Arizona                                    86         5,076,693           0.73
Arkansas                                   41         2,029,531           0.29
California                                107         8,264,623           1.18
Colorado                                   98         6,409,792           0.92
Connecticut                               182        13,636,767           1.95
Delaware                                   32         1,884,301           0.27
District of Columbia                        1           101,894           0.01
Florida                                 1,273        66,577,347           9.51
Georgia                                   419        22,605,138           3.23
Hawaii                                      3           555,191           0.08
Idaho                                      20           881,811           0.13
Illinois                                  559        36,427,872           5.20
Indiana                                   538        25,297,792           3.61
Iowa                                       46         2,610,657           0.37
Kansas                                     22         1,131,409           0.16
Kentucky                                  194        10,074,367           1.44
Louisiana                                 162         7,516,985           1.07
Maine                                      12           690,674           0.10
Maryland                                  437        29,148,422           4.16
Massachusetts                             232        17,151,719           2.45
Michigan                                1,095        64,141,900           9.16
Minnesota                                  93         6,375,385           0.91
Mississippi                               135         6,192,470           0.88
Missouri                                  105         4,862,878           0.69
Montana                                    11           585,491           0.08
Nebraska                                   42         1,741,068           0.25
Nevada                                     18         1,478,549           0.21
New Hampshire                              15         1,006,465           0.14
New Jersey                                502        39,338,885           5.62
New Mexico                                101         6,619,054           0.95
New York                                1,254        90,261,540          12.89
North Carolina                            657        38,471,021           5.50
North Dakota                                1            58,057           0.01
Ohio                                      890        49,092,617           7.01
Oklahoma                                   37         1,523,570           0.22
Oregon                                     40         2,771,084           0.40
Pennsylvania                              597        29,869,923           4.27
Rhode Island                               78         5,560,563           0.79
South Carolina                            394        20,732,397           2.96
South Dakota                                1            58,178           0.01
Tennessee                                 528        31,215,663           4.46
Texas                                     118         7,267,461           1.04
Utah                                       58         3,855,415           0.55
Vermont                                    24         1,410,031           0.20
Virginia                                  247        13,639,171           1.95
Washington                                 51         3,618,046           0.52
West Virginia                              65         2,866,843           0.41
Wisconsin                                 106         6,313,204           0.90
Wyoming                                    10           457,660           0.07
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Total:                                 11,746       700,000,082         100.00
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Original CLTV                               #           Balance           %
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5.01 -  10.00                               6           166,247           0.02
10.01 -  15.00                             21           496,836           0.07
15.01 -  20.00                             33           858,490           0.12
20.01 -  25.00                             54         1,529,810           0.22
25.01 -  30.00                             83         2,727,716           0.39
30.01 -  35.00                             82         2,926,378           0.42
35.01 -  40.00                            116         4,622,372           0.66
40.01 -  45.00                            140         5,918,516           0.85
45.01 -  50.00                            266        11,558,846           1.65
50.01 -  55.00                            272        12,925,271           1.85
55.01 -  60.00                            428        20,755,658           2.97
60.01 -  65.00                            693        38,070,292           5.44
65.01 -  70.00                          1,105        62,756,743           8.97
70.01 -  75.00                          1,660        98,791,212          14.11
75.01 -  80.00                          3,406       225,789,130          32.26
80.01 -  85.00                          1,568       106,397,264          15.20
85.01 -  90.00                          1,178        85,885,769          12.27
90.01 -  95.00                            156         4,679,081           0.67
95.01 - 100.00                            479        13,144,452           1.88
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Total:                                 11,746       700,000,082         100.00
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Current Gross Rate                          #           Balance           %
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4.001 -   5.000                             1           187,774           0.03
6.001 -   7.000                            18         2,153,521           0.31
7.001 -   8.000                            81         6,550,018           0.94
8.001 -   9.000                           791        61,173,054           8.74
9.001 -  10.000                         2,320       166,006,502          23.72
10.001 -  11.000                        3,498       220,531,167          31.50
11.001 -  12.000                        2,538       137,547,811          19.65
12.001 -  13.000                        1,515        69,049,900           9.86
13.001 -  14.000                          717        27,429,955           3.92
14.001 -  15.000                          207         7,361,693           1.05
15.001 -  16.000                           45         1,389,122           0.20
16.001 -  17.000                           10           390,810           0.06
17.001 -  18.000                            4            81,818           0.01
18.001 -  19.000                            1           146,936           0.02
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Total:                                 11,746       700,000,082         100.00
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Current Balance                             #           Balance           %
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      0.01 -  25,000.00                 1,924        35,271,441           5.04
 25,000.01 -  50,000.00                 4,020       151,329,894          21.62
 50,000.01 -  75,000.00                 2,800       171,676,668          24.53
 75,000.01 - 100,000.00                 1,385       119,583,802          17.08
100,000.01 - 125,000.00                   769        86,159,621          12.31
125,000.01 - 150,000.00                   390        53,081,064           7.58
150,000.01 - 175,000.00                   234        37,810,196           5.40
175,000.01 - 200,000.00                   139        25,957,734           3.71
200,000.01 - 225,000.00                    66        14,099,080           2.01
225,000.01 - 250,000.00                     7         1,614,272           0.23
250,000.01 - 275,000.00                     7         1,852,731           0.26
275,000.01 - 300,000.00                     2           569,536           0.08
300,000.01 - 325,000.00                     1           319,715           0.05
325,000.01 - 350,000.00                     2           674,329           0.10
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Total:                                 11,746       700,000,082         100.00
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Property Type                               #           Balance           %
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Single Family - Detached               10,318       608,298,489          86.90
Two- to Four-Family                       702        53,581,139           7.65
Single Family - Attached                  292        14,778,200           2.11
Condominium                               172         8,660,956           1.24
Manufactured Housing                      168         8,393,869           1.20
Townhouse                                  62         3,434,682           0.49
Multi Family Residential                   17         1,406,517           0.20
Planned Unit Development                    9           805,539           0.12
Mixed Use                                   6           640,692           0.09
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Total:                                 11,746       700,000,082         100.00
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AGE                                         #           Balance           %
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=<  1                                   1,475        89,103,135          12.73
2                                       3,211       189,447,418          27.06
3                                       3,315       195,988,149          28.00
4                                       1,923       114,360,459          16.34
5                                         912        54,684,900           7.81
6                                         330        21,213,282           3.03
7                                         222        14,950,774           2.14
8                                         124         7,511,616           1.07
9                                          94         5,391,403           0.77
10                                         49         2,379,127           0.34
11                                         29         2,068,518           0.30
12                                         21           877,776           0.13
13 -  24                                   36         1,845,959           0.26
25 >=                                       5           177,567           0.03
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Total:                                 11,746       700,000,082         100.00
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Remaining Term                              #           Balance           %
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=<120                                     541        15,109,501           2.16
121 - 180                               5,923       313,856,210          44.84
181 - 240                               1,338        72,179,435          10.31
241 - 300                                 197        13,877,058           1.98
301 - 360                               3,747       284,977,877          40.71
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Total:                                 11,746       700,000,082         100.00
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Occupancy Type                            #            Balance           %
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Owner Occupied                         10,935       657,938,237          93.99
Investor Owned                            797        41,253,085           5.89
Vacation/Second Home                       14           808,760           0.12
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Total:                                 11,746       700,000,082         100.00
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Lien Position                            #            Balance           %
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1                                       9,535       636,102,320          90.87
2                                       2,211        63,897,762           9.13
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Total:                                 11,746       700,000,082         100.00
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